361 Domestic Long/Short Equity Fund

Investor Class (Ticker: ADMQX)

Class I (Ticker: ADMZX)

Class Y (Ticker: ADMWX)

361 Global Long/Short Equity Fund

Investor Class (Ticker: AGAQX)

Class I (Ticker: AGAZX)

Class Y (Ticker: AGAWX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated August 19, 2022 to the currently effective

Summary Prospectuses, Prospectus and Statement of Additional Information.

*** Important Notice Regarding Proposed Fund ReorganizationS ***

The Board of Trustees of Investment Managers Series Trust has approved an Agreement and Plan of Reorganization (the “Plan”) for each of the 361 Domestic Long/Short Equity Fund and 361 Global Long/Short Equity Fund (each, an “Acquired Fund”), each a series of the Trust, providing for the reorganization of each Acquired Fund into a corresponding newly created series (each, an “Acquiring Fund”) of Allspring Funds Trust. The reorganization of each Acquired Fund is subject to approval by shareholders.

Each Acquiring Fund will have a substantially similar investment objective, investment strategy and fundamental investment restrictions as its corresponding Acquired Fund. Following the reorganization, each Acquired Fund’s current investment advisor, Hamilton Lane Advisors, L.L.C. (“Hamilton Lane”), will be replaced by Allspring Funds Management, LLC (“Allspring”), which will serve as investment advisor to each Acquiring Fund. Allspring Global Investments, LLC, each Acquired Fund’s current sub-advisor, will serve as the sub-advisor to each Acquired Fund following the reorganization. Each Acquiring Fund will have the same portfolio management team as the corresponding Acquired Fund.

The Plan provides for each Acquired Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganizations are not expected to result in the recognition of gain or loss by either Acquired Fund or its shareholders for federal tax purposes. Allspring and Hamilton Lane will bear the costs related to the reorganizations.

The Trust will call a shareholder meeting at which shareholders of each Acquired Fund will be asked to consider and vote on the Plan with respect to their Acquired Fund. If the required shareholder approval for the reorganization of an Acquired Fund is obtained, the reorganization of that Acquired Fund is expected to take effect in the fourth quarter of 2022.

Shareholders of each Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganizations. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganizations.

Please file this Supplement with your records.